Exhibit 10.4

AMENDMENT NO. 1 TO LOAN AGREEMENT

This AMENDMENT NO. 1 TO LOAN AGREEMENT (this “Agreement”), is dated as of November 28, 2016 between GLOBUS MARITIME LIMITED, a Marshall Islands corporation having its registered address at Trust Company Complex, Ajeltake Road, Ajeltake Island, Majuro, Marshall Islands MH96960, Marshall Islands, as borrower (the “Borrower”) and SILANER INVESTMENTS LIMITED, a company duly incorporated in Cyprus and having its registered office at 1 Kostaki Pantelidi Street, Kolokasides Building 3rd Floor, PC 1010, Nicosia, Cyprus, as lender (the “Lender” and together with the Borrower, the “Parties”).

RECITALS

WHEREAS, the Borrower and the Lender entered into an Agreement for a Revolving Credit Facility of up to US$3,000,000 dated as of January 12, 2016 (as supplemented, amended or restated from time to time, the “Loan Agreement”).

WHEREAS, the Amendment No. 1 to the Loan Agreement is being made in order to facilitate the issuance of stock and warrants by the Borrower pursuant to that certain “Share and Warrant Purchase Agreement” of even date herewith, which agreement requires the Borrower to issue stock and warrants on fulfillment of various conditions to the counterparty to such Share and Warrant Purchase Agreement (the date of the first issuance of any stock or warrants to such counterparty pursuant to such Share and Warrant Purchase Agreement shall be the “Effective Date”).

WHEREAS, as the date hereof, there is an outstanding aggregate of $3,189,048 of the principal and all accrued interest under the Loan Agreement.

WHEREAS, the parties to this Agreement desire to amend the Loan Agreement as set forth herein to allow for a prepayment in the amount of $3,115,000 (the “Prepayment”) on the Effective Date leaving a balance on the Effective Date equal to the sum of the interest accruing from the date hereof to the Effective Date plus $74,048 (the “Balance”).

WHEREAS, the Lender and Borrower have agreed that the Borrower shall make the Prepayment by the Borrower issuing to the Lender a number of Common Shares (as defined below) and a Warrant (as defined below).

NOW THEREFORE, in consideration of the foregoing and the mutual promises and agreements set forth herein, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Borrower and the Lender hereby covenant and agree as follows:

Section 1.             Definitions. Unless otherwise defined herein, words and expressions defined in the Loan Agreement have the same meanings when used herein, including in the recitals hereto.

Section 2.             Amendment of the Loan Agreement. The parties hereto agree that effective as of the Effective Date:

(a)          All references to “this Agreement” shall be deemed to refer to the Loan Agreement as amended hereby.

(b)          Section 4.02 (Voluntary Prepayment) of the Loan Agreement is hereby deleted in its entirety and replaced with the following (with the Balance on the Effective Date inserted in place of the “●” symbol):

“Subject to the terms and conditions of this Agreement, on the date hereof the Borrower shall issue to the Lender one share of common stock, par value $0.004 per share (the “Common Stock”) of the Borrower (the “Common Shares”) and a warrant (the “Warrant”) to purchase up to 0.3690006420545746 shares of Common Stock at a price of US$1.60 per share (subject to adjustment) (the “Exercisable Shares”), substantially in the form attached hereto as Exhibit A, for each $1.00 of the Prepayment amount. The Parties acknowledge and agree that the aggregate number of Common Shares to be issued pursuant to the previous sentence shall be 3,115,000 Common Shares, and the Warrant shall be exercisable to purchase up to an aggregate of 1,149,437 Exercisable Shares.

After the Prepayment is made, the Balance shall be $ ● such Balance to accrue Interest as provided in Section 3.01 hereof and the Borrower shall be deemed as of the date of the Prepayment not to have failed to pay any sum due under this Agreement.”

Section 3.             Representations and Warranties.

(a)          Each of the Lender and the Borrower hereby reaffirms, as of the date hereof and as of the Effective Date, each and every representation and warranty made thereby in the Loan Agreement and further represents and warrants to each other as of the date hereof and as of the Effective Date that:

(i)       the execution, delivery and performance of this Agreement by it and its consummation of the transactions contemplated hereby do not and shall not conflict with, result in a breach of, or constitute a default under, any applicable law, the organizational documents of such party or under any indenture, mortgage, deed of trust, or other instrument or agreement to which it is a party or by which it or any of its assets may be bound;

(ii)       the execution, delivery and performance of this Agreement by it and the consummation of the transactions contemplated hereby have been duly authorized by any necessary governmental action, and no further consent, authorization or approval of, or exemption by, or the giving of notice to, or registration with or the taking of any other action in respect of any governmental authority is required in connection with such execution, delivery and performance;

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(iii)       this Agreement constitutes its legal, valid and binding obligation and is enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization and other laws of general applicability relating to or affecting creditors’ rights and by general principles of equity, including principles of commercial reasonableness, fair dealing and good faith;

(iv)       it has the corporate power and authority to enter into and perform its obligations under this Agreement and all other documents pursuant hereto; and

(v)        there are no actions, suits or proceedings pending or, to the best knowledge of such party, threatened against it before any court or administrative agency, which either individually or in the aggregate, would reasonably be expected to have a material adverse effect on the ability of such party to perform its obligations under this Agreement.

(b)          The Borrower represents and warrants to the Lender that:

(i)       each of (a) the Common Shares to be issued to the Lender pursuant to Section 1(b) of this Agreement have been, and (b) upon the due exercise of Warrant, the Exercisable Shares shall be, duly authorized in accordance with the articles of incorporation of the Borrower and, when issued and delivered, will be validly issued, fully paid and non-assessable;

(ii)       assuming the accuracy of the representations and warranties of the Lender contained in this Agreement, the issuance of the Common Shares and Warrant pursuant to this Agreement will be exempt from registration requirements of the Securities Act, and neither the Borrower nor, to its knowledge, any authorized representative acting on its behalf, has taken or will take any action hereafter that would cause the loss of such exemption;

(iii)      neither the Borrower nor any of its affiliates have, or will have at the Effective Date, directly or indirectly through any agent, sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any “security” (as defined in the Securities Act of 1933, as amended from time to time, and the rules and regulations of the United States Securities and Exchange Commission (the “Commission”) promulgated thereunder (the “Securities Act”)) that is or will be integrated with the sale of the Common Shares or the Warrant in a manner that would require registration under the Securities Act;

(iv)      neither the Borrower nor any person acting on behalf of the Borrower has offered or sold or will offer or sell at or prior to the Effective Date any of the Common Shares or the Warrant by any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act, and including (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet; and (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising) nor has it seen or been aware of any activity that, to its knowledge, constitutes general solicitation or general advertising. Neither the Borrower nor any person acting on behalf of the Borrower has engaged nor will engage in any “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Common Shares or the Warrant, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Common Shares or the Warrant, including placing an advertisement in a publication with a general circulation in the United States, nor has it seen or been aware of any activity that, to its knowledge, constitutes directed selling efforts in the United States;

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(v)       no fees or commissions are or will be payable by the Borrower to brokers, finders, or investment bankers with respect to the sale and purchase of any of the Common Shares, the Warrant or the issuance of the Exercisable Shares with respect to the Warrant or the consummation of the transaction contemplated by this Agreement; and

(vi)      neither the Borrower nor any agents of the Borrower provided to Lender any offering materials or other documents in connection with offer and sale of the Common Shares.

(c)          The Lender represents and warrants to the Borrower both as of the date hereof and as of the Effective Date that:

(i)       no fees or commissions are or will be payable by the Lender to brokers, finders, or investment bankers with respect to the purchase of any of the Common Shares or the Warrant or the issuance of the Exercisable Shares or the consummation of the transaction contemplated by this Agreement. The Lender agrees that it will indemnify and hold harmless the Borrower from and against any and all claims, demands, or liabilities for broker’s, finder’s, placement, or other similar fees or commissions incurred by the Lender in connection with the purchase of the Common Shares or the issuance of the Exercisable Shares or the consummation of the transactions contemplated by this Agreement;

(ii)       the Common Shares and the Warrant are being acquired for the Lender’s own account, not as a nominee or agent, and with no present intention of distributing the Common Shares, the Warrant or the Exercisable Shares or any part thereof, and the Lender has no present intention of selling or granting any participation in or otherwise distributing the same in any transaction. The Lender was not formed for the purpose of acquiring any of the Common Shares, the Warrant or the Exercisable Shares. If the Lender should in the future decide to dispose of any of the Common Shares, the Warrant or the Exercisable Shares, the Lender understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state or other securities laws, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such securities. The Lender further understands and agrees that there is no public trading market for the Warrant purchased hereunder, that none is expected to develop, and that the Warrant must be held indefinitely unless and until it is duly exercised and the Exercisable Shares are registered under the Securities Act or an exemption from registration is available;

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(iii)        the Lender represents and warrants to, and covenants and agrees with, the Borrower that, (a) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated by the Commission pursuant to the Securities Act, (b)by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Common Shares, the Warrant and the Exercisable Shares, (c) was advised by the Borrower to obtain United States counsel, either obtained United States counsel or had a full and fair opportunity and the means to obtain United States counsel, (d) is able to bear the economic risk of such investment and is able to afford a complete loss of such investment, and (e) it was provided access to all information regarding the Company and its business as the Purchaser desired, and was offered the opportunity to ask questions of management of the Company and to receive any documents and information on the Company. The questionnaire concerning accredited investor status previously signed by the Lender was true when furnished to the Borrower, remains true on the date hereof, and is not misleading. The Lender has no reason to believe that any statements contained in such questionnaire will change in any material way at any point in the foreseeable future;

(iv)       the Lender understands that the Common Shares, the Warrant and the Exercisable Shares may be characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Borrower in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold (i) without registration under the Securities Act only in certain limited circumstances or (ii) if such resale is registered under the Securities Act.. In this connection, the Lender represents that it is a sophisticated party knowledgeable with respect to the rules and regulations of the Commission promulgated under the Securities Act by which securities may be sold without filing a registration statement, including §§3-4 of the Securities Act, Regulation A, Regulation D, Rule 701, Regulation S, Rule 144, and Rule 144A. The Lender (i) acknowledges that after the date hereof and/or after issuance of the Exercisable Shares, the Lender may be deemed an “affiliate” of the Borrower under the Securities Act, (ii) acknowledges understanding the additional restrictions under the Securities Act applicable to affiliates of the Borrower, and (iii) either (a) confirms having discussed such restrictions with United States securities counsel or (b) acknowledges that it both the means and a full and fair opportunity to obtain United States securities counsel and discuss such restrictions prior to entering into this Agreement;

(v)        the Lender understands that any certificates or statements evidencing any Common Shares, the Warrants or the Exercisable Shares may bear a legend in substantially the following form: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if Globus Maritime Limited and transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”;

(vi)       the Lender is not aware of any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) in respect of the Common Shares or the Warrant, including (1) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television, radio, or the internet; and (2) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising). The Lender is not aware of any form of “directed selling efforts” (as defined in Regulation S under the Securities Act) in the United States in respect of the Common Shares or the Warrant, which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of the Common Shares or the Warrant, including placing an advertisement in a publication with a general circulation in the United States;

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(vii)       at the time the Lender received the offer to purchase the Common Shares and the Warrant it was not in the United States. The Lender is not a U.S. person (as defined in Regulation S promulgated under the Securities Act). The Lender’s receipt and execution of each this Agreement, and any other agreement relating hereto or thereto, has occurred or will occur outside the United States. The Lender understands and acknowledges that the offering and sale of the Common Shares and the Warrant are not being, and will not be, made, directly or indirectly, in or into, or by the use of the mails or any means or instrumentality (including telephonically or electronically) of interstate or foreign commerce of, or any facilities of a national securities exchange of, the United States;

(viii)      the Lender is not a broker dealer registered under Section 15(a) of the Securities Exchange Act of 1934, as amended from time to time, and the rules and regulations of the Commission promulgated thereunder, or a member of Financial Industry Regulatory Authority, Inc. or an entity engaged in the business of being a broker-dealer;

(ix)        the Lender acknowledges and understands that all offers and sales of the Common Shares or the Warrant or the Exercisable Shares prior to the expiration of the 40-day period commencing the day after the date hereof shall be made only in accordance with the provisions of Regulation S promulgated under the Securities Act, pursuant to registration of the securities under the Securities Act, or pursuant to an available exemption from the registration requirements of the Act. The Lender further represents and warrants and agrees that the offer or resale of the Common Shares or the Warrant or the Exercisable Shares by the Lender, if made prior to the expiration of the 40-day period commencing the day after the date hereof, shall not be made to a U.S. person (as defined in Regulation S promulgated under the Securities Act) or for the account or benefit of a U.S. person (other than a distributor);

(x)         the Lender conducted its own due diligence on the Borrower and was afforded: (i) the opportunity to ask such questions as it deemed necessary of, and to receive answers from, representatives of the Borrower concerning the terms and conditions contained herein and the merits and risks of investing in the Borrower, (ii) access to information about the Borrower and its subsidiaries and their respective financial condition, results of operations, business, properties, vessels, management and prospects sufficient to enable you to evaluate the investment, and (iii) the opportunity to obtain such additional information that the Borrower possesses or can acquire that is necessary to make an informed investment decision with respect to the investment and has received all the information requested in connection with your decision to obtain the Common Shares and the Warrant;

(xi)        the Lender did not receive from the Borrower or its agent any offering materials or other documents in connection with offers and sales of the Common Shares or the Warrant; and

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(xii)       the Lender and its beneficial owners of 20% or more of the Borrower’s outstanding voting equity securities, calculated on the basis of voting power (each, a “Covered Person”) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Lender has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Common Shares, the purchase of the Warrant, and the exercise of the Warrant by the Lender will not subject the Borrower to any Disqualification Event. There are no matters that would have triggered disqualification under Rule 506(d)(1) under the Securities Act but occurred before September 23, 2013.

Section 3.             Entire Agreement. This Agreement and the Exhibit hereto represents the entire agreement of the Parties with respect to the subject matter hereof and supersedes all prior agreements and understanding of the Parties with respect to the subject matter covered hereby.

Section 4.             Counterparts. This Agreement may be executed by the Parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument. Documents signed and exchanged by electronic mail, including PDFs, shall be treated the same as signed originals.

Section 5.             Further Assurances. The Lender and the Borrower agree to cooperate to cause to be done, executed, acknowledged and delivered each and every such further act, conveyance and assurance reasonably required in order to accomplish the purpose of this Agreement as may be reasonably requested by the other party hereto.

Section 6.             Governing Law. This Agreement shall in all respects be governed by, and construed in accordance with, the laws of the State of New York, without regard to its principles of conflicts of law which might require the law of another jurisdiction to apply. Any controversy, dispute or claim arising out of or in connection with this Agreement (including, without limitation, the existence, validity, interpretation or breach hereof and any claim based on contract, tort of statute) shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce arbitration by three arbitrators appointed in accordance with the said Rules. Each of the Parties consents to process being served by the other party hereto in any suit, action, proceeding or arbitration by the mailing of a copy thereof in accordance with the provisions of Section 7.

Section 7.             Notice. All notices and demands provided for hereunder shall be in writing and shall be given by mail, facsimile, air courier guaranteeing overnight delivery or personal delivery to the following addresses:

(a)	If to the Lender:

Silaner Investments Limited

1 Kostaki Pantelidi Street

Kolokasides Building 3rd Floor

PC 1010 Nicosia Cyprus

with a copy to (which shall not constitute notice):

L Papaphilippou & Co LLC

17 Ifigenias Sreet, 2007 Strovolos

P.O. Box 2854

Nicosia Cyprus

Fax +357 22 271111

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(b)	If to the Borrower:

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

Facsimile: +30 210 9608359

with a copy to (which shall not constitute notice):

Watson Farley & Williams LLP

250 West 55th Street

New York, New York 10019

Attention: Steven Hollander
Facsimile: +1-212-922-1512

or to such other address as the Borrower or the Lender may designate in writing. All notices and communications shall be deemed to have been duly given: at the time delivered by hand, if personally delivered; upon actual receipt if sent by registered or certified mail, return receipt requested, or regular mail, if mailed; when receipt acknowledged, if sent via facsimile; and upon actual receipt when delivered to an air courier guaranteeing overnight delivery.

Section 8.             Miscellaneous.

(e)         Benefit and Binding Effect. The terms of this Agreement shall be binding upon, and shall inure to the benefit of, each of the Lender and the Borrower and its respective successors and permitted assigns.

(f)         Amendment. This Agreement may not be amended, supplemented, waived or otherwise modified, nor may the transaction contemplated hereby be unwound or altered, in each case without the prior written consent of the Borrower and the Lender.

(g)        Headings. The headings of the various sections of this Agreement are for convenience of reference only and shall not modify, define or limit any of the terms or provisions hereof.

(h)       Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Lender and the Borrower have caused this Agreement to be executed by their respective duly authorized officers as of the day and year first above written.

GLOBUS MARITIME LIMITED as Borrower

By:	/s/ Athanasios Feidakis
Name: Athanasios Feidakis
Title: Chief Executive Officer

SILANER INVESTMENTS LIMITED as Lender

By:	/s/ Philippos Philippou
Name: Philippos Philippou
Title: Director

Exhibit A

Form of Warrant

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUABLE UPON EXERCISE HEREOF have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the company AND transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.

WARRANT TO PURCHASE

COMMON SHARES

OF

GLOBUS MARITIME LIMITED

Expires [24 months after issuance], 2018

No.: 003

Number of Shares: 1,149,437 (subject to adjustment)

Date of Issuance: [●], 2016

FOR VALUE RECEIVED,  Globus Maritime Limited, a Marshall Islands corporation (the “Company”), hereby certifies that Silaner Investments Limited, a Marshall Islands corporation (the “Holder”) is entitled, subject to the terms set forth below, to purchase from the Company up to an aggregate of 1,149,437 shares of common stock, par value US$0.004 per share, of the Company (the “Common Stock”) at the Exercise Price (as defined in Section 2.2 below) and otherwise in accordance with the terms set forth in this warrant (this “Warrant”), which is subject to adjustment.  The shares of fully paid, duly authorized and non-assessable Common Stock issuable upon exercise of this Warrant are referred to herein as the “Warrant Shares”. The number of Warrant Shares that may be exercised pursuant to this Warrant and the Exercise Price is subject to adjustment as set forth in Section 6.

SECTION 1. TERM OF THE WARRANT.  Subject to the terms and conditions hereof, at any time or from time to time after [●], 2016 (the “Warrant Issue Date”) and prior to 5:00 p.m., New York City time, on [●], 2018 (the “Expiration Date”), the Holder of this Warrant may exercise this Warrant for all or any part of the Warrant Shares purchasable hereunder (subject to adjustment as provided herein).  If this Warrant is not exercised on or prior to the Expiration Date, notwithstanding anything to the contrary herein, then this Warrant shall become void, and all rights hereunder shall cease at such time.

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SECTION 2. EXERCISE OF THE WARRANT; RESTRICTIONS ON EXERCISE; EXERCISE PRICE.

2.1 EXERCISE OF THE WARRANT.

Subject to Section 2.3, this Warrant may be exercised in full or in part by the Holder hereof by surrender of this Warrant (in original), with the form of subscription attached hereto as Exhibit A duly executed by such Holder, to the Company at its principal office, accompanied by payment of the aggregate Exercise Price (as determined in accordance with this Section 2.1) for the number of Warrant Shares in respect of which this Warrant is then exercised as designated by Holder in the subscription. The aggregate Exercise Price shall be an amount equal to the product obtained by multiplying (a) the number of Warrant Shares in respect of which this Warrant is being exercised by (b) the Exercise Price (as the same may be adjusted pursuant to Section 6 of this Warrant).  Payment of the aggregate Exercise Price shall be made wire transfer of funds or by certified or official bank check payable to the order of the Company in the amount of such aggregate Exercise Price. The Exercise Price will be considered to have been paid only upon clearance of the wire transfer or check.

The stock certificate, or if shares of Common Stock are uncertificated, stock ledger, book-entry statement or other equivalent document produced by the Company, or if appointed, the transfer agent for the Common Stock (the “Transfer Agent”), will be issued and delivered as soon as practicable after the conditions set forth in this Section 2.1 have been satisfied.

2.2 EXERCISE PRICE.  The price per share at which the Warrant Shares shall be purchasable upon exercise of this Warrant shall be US$1.60 per share of Common Stock, subject to adjustment as provided in Section 6 hereof (the “Exercise Price”).

2.3 RESTRICTIONS ON EXERCISE.  This Warrant may not be exercised if the issuance of the Warrant Shares upon such exercise would (i) constitute a violation of any applicable federal or state securities laws or other laws or regulations or (ii) in the reasonable determination of the Company, violate or otherwise breach any provision (including covenants) of any loan agreement, credit facility or other financing agreement or arrangement to which the Company or any of its subsidiaries is a party or to which any of their material assets are subject.

2.4 PARTIAL EXERCISE.   In event that this Warrant is exercised in respect of fewer than all of the Warrant Shares issuable on such exercise at any time prior to the Expiration Date, a new Warrant will be issued evidencing the following number of Warrant Shares: the total number of Warrant Shares for which this Warrant is then exercisable minus the number of Warrant Shares that have been exercised.

SECTION 3. PAYMENT OF TAXES.  The Company will pay all documentary stamp taxes attributable to any issuance of the Warrant Shares upon the exercise of this Warrant; provided, however, that the Company shall not be required to pay any tax or taxes which may be payable in respect of any transfer involved in the issuance of this Warrant or any certificates (or equivalent) for Warrant Shares in a name other than that of the registered holder of this Warrant surrendered upon the exercise of this Warrant, and the Company shall not be required to issue or deliver any such securities unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

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SECTION 4. MUTILATED OR MISSING WARRANT.  Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, if requested, upon delivery of an indemnity reasonably satisfactory to it the Company and, in case of mutilation, upon surrender of such Warrant for cancellation to the Company, the Company shall execute and deliver to the Holder, in lieu hereof, a new Warrant of like tenor and exercisable for an equivalent number of Warrant Shares as this Warrant so lost, stolen, mutilated or destroyed; provided, that, in the case of mutilation, no indemnity shall be required if this Warrant in identifiable form is surrendered to the Company for cancellation.  Applicants for such substitute Warrant shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

SECTION 5. RESERVATION OF WARRANT SHARES.  The Company shall at all times reserve and keep available, out of its authorized and unissued shares of Common Stock, that number of shares of Common Stock sufficient to provide for the full exercise of this Warrant. The Company or the Transfer Agent will be authorized and directed at all times to reserve such number of authorized shares as shall be required for such purpose. The Company will keep a copy of this Warrant on file with the Transfer Agent.

SECTION 6. ADJUSTMENT OF NUMBER OF WARRANT SHARES AND EXERCISE PRICE.  The number of Warrant Shares issuable upon the exercise of this Warrant and the Exercise Price per Warrant Share are subject to adjustment from time to time upon the occurrence of the events set forth in Section 6.1 or 6.2 below.

6.1 Adjustment to Number of Warrant Shares and Exercise Price Upon Dividend, Subdivision or Combination of Common Stock.  If the Company shall, at any time or from time to time after the Warrant Issue Date but prior to the Expiration Date, (a) pay a dividend or make any other distribution upon the Common Stock or any other capital stock of the Company payable in shares of Common Stock, or (b) subdivide (by any stock split, recapitalization or otherwise) its outstanding shares of Common Stock into a greater number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to any such dividend, distribution or subdivision shall be proportionately increased and the Exercise Price shall be proportionally decreased.  If the Company at any time prior to the Expiration Date combines (by combination, reverse stock split or otherwise) its outstanding shares of Common Stock into a smaller number of shares, the number of Warrant Shares issuable upon exercise of this Warrant immediately prior to such combination shall be proportionately decreased and the Exercise Price shall be proportionally increased. Any adjustment under this Section 6.1 shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

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6.2 Adjustment for Reorganization, Reclassification, Consolidation, Merger, etc.  In the event of, prior to the Expiration Date, any (a) capital reorganization of the Company, (b) reclassification of the stock of the Company (other than a change in par value or from par value to no par value or from no par value to par value or as a result of a stock dividend or subdivision, split-up or combination of shares), (c) consolidation or merger of the Company with or into another Person, (d) sale of all or substantially all of the assets of the Company to another Person (other than a sale/leaseback, mortgage or other financing transaction) or (e) other similar transaction (other than any such transaction covered by Section 6.1), in each case which entitles the holders of Common Stock to receive (either directly or upon subsequent liquidation) stock, securities or assets (other than cash) with respect to or in exchange for Common Stock, this Warrant shall, immediately after such reorganization, reclassification, consolidation, merger, sale or similar transaction, remain outstanding and shall thereafter, in lieu of or in addition to (as the case may be) the number of Warrant Shares then exercisable under this Warrant, be exercisable for the kind and number of shares of stock or other securities or assets (other than cash) of the Company or of the successor Person resulting from such transaction to which the Holder would have been entitled upon such reorganization, reclassification, consolidation, merger, sale or similar transaction if the Holder had exercised this Warrant in full immediately prior to the time of such reorganization, reclassification, consolidation, merger, sale or similar transaction and acquired the applicable number of Warrant Shares then issuable hereunder as a result of such exercise (without taking into account any limitations or restrictions on the exercisability of this Warrant); and, in such case, appropriate adjustment shall be made with respect to the Holder’s rights under this Warrant to ensure that the provisions of this Section 6 hereof shall thereafter be applicable, as nearly as possible, to this Warrant in relation to any shares of stock, securities or assets (other than cash) thereafter acquirable upon exercise of this Warrant. The provisions of this Section 6.2 shall similarly apply to successive reorganizations, reclassifications, consolidations, mergers, sales or similar transactions that occur prior to the Expiration Date. The Company shall not affect any such reorganization, reclassification, consolidation, merger, sale or similar transaction unless, the shareholders of the Company are entitled to receive only cash as a result thereof or prior to the consummation thereof, the successor Person (if other than the Company) resulting from such reorganization, reclassification, consolidation, merger, sale or similar transaction, shall assume, by written instrument substantially similar in form and substance to this Warrant, the obligation to deliver to the Holder such shares of stock, securities or assets which, in accordance with the foregoing provisions, such Holder shall be entitled to receive upon exercise of this Warrant (as adjusted described above). Notwithstanding anything to the contrary contained herein, with respect to any corporate event or other transaction contemplated by the provisions of this Section 6.2, the Holder shall have the right prior to the Expiration Date to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2.1 instead of giving effect to the provisions contained in this Section 6.2 with respect to this Warrant.  With respect to any corporate event or other transaction contemplated by the provisions of this Section 6.2 the result of which is that the shareholders of the Company shall receive only cash, the Holder shall only have the right prior to the Expiration Date to elect prior to the consummation of such event or transaction, to give effect to the exercise rights contained in Section 2.1. For purposes hereof, “Person” means any individual, sole proprietorship, partnership, limited liability company, corporation, joint venture, trust, incorporated organization or government or department or agency thereof.

6.3 Notice as to Adjustments. In case of any adjustment or readjustment in the price, number or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant in the form of a notice, certified and confirmed by the Board of Directors of the Company, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

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6.4 When No Adjustment Required.

(a) No adjustment need be made for a transaction referred to in Section 6.1 or Section 6.2 if the Holder is able to participate in the transaction on a basis and with notice that the Board of Directors of the Company determines to be fair and appropriate in light of the basis and notice on which holders of Common Stock participate in the transaction.

(b) Other than as described in Section 6.1 and Section 6.2 (but subject to Section 6.4(a)), no adjustment need be made for the issuance of any additional shares of Common Stock, preferred shares convertible into Common Stock, or debt, warrants, options or other instruments or securities which are convertible into or exercisable for shares of Common Stock. No adjustment need be made for the issuance of any other securities of the Company (other than as described in Section 6.1 and Section 6.2, subject to Section 6.4(a)).

SECTION 7. FRACTIONAL INTERESTS.  No fractional shares may be issued upon any exercise of this Warrant, and any fractions shall be rounded down to the nearest whole number of shares.  If upon any exercise of this Warrant, a fraction of a share results, the Company will pay the cash value of any such fractional shares, calculated on the basis of the proportional amount of the Exercise Price for a full share of Common Stock.

SECTION 8. REDEMPTION OF WARRANTS.  The Company shall be under no obligation under this Warrant to redeem this Warrant, and this Warrant shall not be redeemable at the Company’s option.

SECTION 9. REPRESENTATION, WARRANTIES AND CERTAIN AGREEMENTS OF THE HOLDER.

The Holder hereby represents and warrants to the Company that:

9.1 Authorization.  This Warrant constitutes the Holder’s valid and legally binding obligation, enforceable in accordance with its terms except as may be limited by (a) applicable bankruptcy, insolvency, reorganization or other laws of general application relating to or affecting the enforcement of creditors’ rights generally and (b) the effect of rules of law governing the availability of equitable remedies. The Holder represents that such Holder has full power and authority to enter into this Warrant.

9.2 Non-U.S. Person. The Holder is a non-U.S. person (as defined in Regulation S (“Regulation S”) under the Securities Act of 1933, as amended (the “Securities Act”).

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9.3 Investment. This Warrant and the Warrant Shares (collectively, the “Securities”) are being acquired for the Holder’s own account, not as a nominee or agent, and with no present intention of distributing the Securities or any part thereof, and the Holder has no present intention of selling or granting any participation in or otherwise distributing the same. The Holder was not formed for the purpose of acquiring any of the Securities. If the Holder should in the future decide to dispose of any of the Securities, the Holder understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state or other securities laws, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such Securities. The Holder further understands and agrees that there is no public trading market for this Warrant, that none is expected to develop, and that this Warrant must be held indefinitely unless and until it is duly exercised and the Warrant Shares are registered under the Securities Act or an exemption from registration is available.

9.4 Disclosure of Information.   The Holder conducted its own due diligence on the Company and was afforded: (i) the opportunity to ask such questions as it deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions contained herein and the merits and risks of investing in the Company, (ii) access to information about the Company and its subsidiaries and their respective financial condition, results of operations, business, properties, vessels, management and prospects sufficient to enable you to evaluate the investment, and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire that is necessary to make an informed investment decision with respect to the investment and has received all the information requested in connection with your decision to obtain the Securities. The Holder did not receive from the Company or its agents any offering materials or other documents in connection with the issuance of this Warrant.

9.5 Nature of Holder.  The Holder understands that the purchase of the Securities involves substantial risk. The Holder represents and warrants to, and covenants and agrees with, the Company that, ((i) it is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated pursuant to the Securities Act, ((j) by reason of its business and financial experience it has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, ((k) was advised by the Company to obtain United States counsel, either obtained United States counsel or had a full and fair opportunity and the means to obtain United States counsel, ((l) is able to bear the economic risk of such investment, (v) would be able to afford a complete loss of such investment, and (vi) was provided access to all information regarding the Company and its business as the Holder desired, and was offered the opportunity to ask questions of management of the Company and to receive any documents and information on the Company. The questionnaire concerning accredited investor status previously signed by the Holder was true when furnished to the Company, remains true on the date hereof, and is not misleading. The Holder has no reason to believe that any statements contained in such questionnaire will change in any material way at any point in the foreseeable future.

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1.          9.6 Restricted Securities; Affiliate Status.  The Holder understands that the Securities may be characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold (i) without registration under the Securities Act only in certain limited circumstances or (ii) if such resale is registered under the Securities Act. In this connection, the Holder represents that it is a sophisticated party knowledgeable with respect to the exemptions from registration available under the Securities Act and applicable state securities laws (including, if available, the rules and regulations promulgated under the Securities Act by which securities may be sold without filing a registration statement, including but not limited to §§3-4 of the Securities Act, Regulation A, Regulation D, Rule 701, Regulation S, Rule 144, and Rule 144A). The Holder (i) acknowledges that after the Warrant Issuance Date and/or after issuance of the Warrant Shares, the Holder may be deemed an “affiliate” of the Company under the Securities Act, (ii) acknowledges understanding the additional restrictions under the Securities Act applicable to affiliates of the Company, and (iii) either (a) confirms having discussed such restrictions with United States securities counsel or (b) acknowledges that it both the means and a full and fair opportunity to obtain United States securities counsel and discuss such restrictions prior to entering into this Warrant.

9.7 No General Solicitation or General Advertising; No Directed Selling Efforts.  The Holder is not aware any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) or directed selling efforts (as defined in Regulation S) relating to this Warrant.

9.8 Legends.  The Holder understands that any certificates or statements evidencing any Warrant Shares may bear a legend in substantially the following form: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the Company and transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

9.9 Bad Actor. The Holder and its beneficial owners of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power (each, a “Covered Person”) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Holder has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Securities by the Holder will not subject the Company to any Disqualification Event. There are no matters that would have triggered disqualification under Rule 506(d)(1) under the Securities Act but occurred before September 23, 2013.

9.10 No Assignment or Transfer.  This Warrant shall not be transferred or assigned by the Holder without prior written consent of the Company.

SECTION 10. NO RIGHTS AS SHAREHOLDER; NO NOTICES TO HOLDER. Nothing contained in this Warrant shall be construed as conferring upon the Holder or its permitted transferees the right to vote or to receive dividends or to consent to or receive notice as a shareholder in respect of any meeting of shareholders for the election of directors of the Company or any other matter, or any rights whatsoever as a shareholder of the Company.

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SECTION 11. NOTICES.  Any notices, requests and demands by the Holder to the Company pursuant to this Warrant to be effective shall be in writing, and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand, or three (3) days after being deposited in the mail, postage prepaid, or, in the case of a facsimile notice, when received, or, in the case of delivery by a nationally recognized overnight courier, when received, addressed:

If to the Holder:

Silaner Investments Limited

1 Kostaki Pantelidi Street

Kolokasides Building 3rd Floor

PC 1010 Nicosia Cyprus

With a copy to (which shall not constitute notice):

L Papaphilippou & Co LLC

17 Ifigenias Street, 2007 Strovolos

P.O. Box 2854 Nicosia Cyprus

Fax +357 22 271111

If to the Company, to:

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

Facsimile: +30 210 9608359

With a copy to (which shall not constitute notice):

Watson Farley & Williams LLP

250 West 55th Street

New York, New York 10019

Attention: Steven Hollander
Facsimile: +1-212-922-1512

Each party hereto may from time to time change the address to which notices to it are to be delivered or mailed hereunder by notice in writing to the other party.

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SECTION 12. GOVERNING LAW; JURISDICTION; ATTORNEYS’ FEES.  This Warrant will be construed in accordance with and governed by the laws of the State of New York without regard to conflicts of laws. Any controversy, dispute or claim arising out of or in connection with this Warrant (including, without limitation, the existence, validity, interpretation or breach hereof and any claim based on contract, tort of statute) shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce arbitration by three arbitrators appointed in accordance with the said Rules. Each of the parties hereto consents to process being served by the other party hereto in any suit, action, proceeding or arbitration by the mailing of a copy thereof in accordance with the provisions of Section 11.

SECTION 13. SUCCESSORS.  All the covenants and provisions of this Warrant by or for the benefit of the Company shall bind and inure to the benefit of the successors and assigns of the parties hereto.

SECTION 14. BENEFITS OF THIS WARRANT.  Nothing in this Warrant shall be construed to confer upon any person other than the Company and the Holder (and their respective successors and assigns) any legal or equitable right, remedy or claim under this Warrant and this Warrant shall be for the sole and exclusive benefit of the Company and the Holder, and their respective assignees.

SECTION 15. CAPTIONS.  The captions of the Sections of this Warrant have been inserted for convenience only and shall have no substantive effect.

SECTION 16. COUNTERPARTS.  This Warrant may be executed in any number of counterparts each of which when so executed shall be deemed to be an original; but such counterparts together shall constitute but one and the same instrument.

SECTION 17. AMENDMENT, WAIVER AND COURSE OF DEALING.  No course of dealing or any delay or failure to exercise any right hereunder on the part of any party thereto shall operate as a waiver of such right or otherwise prejudice the rights, powers or remedies of such party.  This Warrant and any term hereof may be amended, waived or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver or termination is sought.

SECTION 18. FURTHER ASSURANCES.  From and after the date of this Warrant, the Company and the Holder shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Warrant.

SECTION 19. ENTIRE AGREEMENT.  This Warrant and the documents referred to herein constitute the entire agreement among the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof.

[Signature Page Follows]

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IN WITNESS WHEREOF, the Company has duly executed this Warrant as of the Warrant Issue Date.

GLOBUS MARITIME LIMITED

By:
Name:
Title:

Accepted and agreed:

SILANER INVESTMENTS LIMITED

By:
Name:
Title:

Signature Page to Warrant of Globus Maritime Limited

Exhibit A

WARRANT SHARES PURCHASE FORM

(To be executed if the Holder desires to purchase Warrant Shares)

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

Reference is hereby made to the Warrant dated [●], 2016 (as amended, modified or supplemented from time to time, the “Warrant”) issued by Globus Maritime Limited, a Marshall Islands corporation (the “Company”) to the undersigned. Capitalized terms used herein and not defined have the meanings assigned to such terms in the Warrant. The undersigned hereby irrevocably elects to exercise the Warrant to purchase the number of Warrant Shares set forth below.

1.       The undersigned hereby elects to purchase the Warrant Shares set forth below and tenders herewith payment of the aggregate Exercise Price for such Warrant Shares in full.

2.       The undersigned makes the representations set forth on Annex 1 attached to this Purchase Form. If the undersigned cannot make such representations because they would be factually incorrect, it shall be a condition to the undersigned’s exercise of the Warrant that the Company receive such other representations as the Company considers reasonably necessary to assure the Company that the issuance of its securities upon exercise of this Warrant shall not violate any United States or state securities laws.

3.       The undersigned requests a stock certificate, or if Warrant Shares are uncertificated, a stock ledger, book-entry statement or other equivalent document produced by the Company or the Transfer Agent, if any, representing the following number of Warrant Shares (in the name of the undersigned or in such other name as is specified below):

Warrant Shares:        ___________________

Name:        ___________________

4.       The undersigned hereby requests that such proof of the Warrant Shares as set forth in subsection 3 above to be delivered by:

(a)	certified mail to the address of the Holder, or
(b)	certified mail to the prime broker of the Holder at

Name: _____________________________________

Address: ____________________________________

Attention: __________________________________

Tel. No.: ___________________________________

(c)	electronically (DWAC Instructions: ____________________), or
(d)	other (specify) _____________________________________

By:

Name:

Title:

Address:

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Annex 1

THIS REPRESENTATION LETTER MUST BE COMPLETED, SIGNED AND RETURNED TO COMPANY ALONG WITH THE PURCHASE FORM BEFORE THE SHARES ISSUABLE UPON EXERCISE OF THE WARRANT WILL BE ISSUED.

Date: _____________

Globus Maritime Limited
c/o Globus Shipmanagement Corp.

128 Vouliagmenis Avenue, 3rd Floor

166 74 Glyfada

Athens Greece

Attention: Athanasios Feidakis

(a)

(b)       The undersigned, _______________ (the “Holder”), intends to acquire _______ shares of common stock, US$0.004 par value per share (the “Warrant Shares”), of Globus Maritime Limited, a Marshall Islands corporation (the “Company”), from the Company pursuant to the exercise of a certain Warrant to purchase Common Shares held by the Holder dated [●], 2016. The Warrant Shares will be issued to the Holder in a transaction not involving a public offering and pursuant to an exemption from registration under the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder (the “Securities Act”), and applicable state securities laws. In connection with such purchase and in order to comply with the exemptions from registration relied upon by the Company, the Holder represents, warrants and agrees as follows:

1.       The Warrant Shares are being acquired for the Holder’s own account, not as a nominee or agent, and with no present intention of distributing the Warrant Shares or any part thereof, and the Holder has no present intention of selling or granting any participation in or otherwise distributing the same. The Holder was not formed for the purpose of acquiring any of the Warrant Shares. If the Holder should in the future decide to dispose of any of the Warrant Shares, the Holder understands and agrees (a) that it may do so only in compliance with the Securities Act and applicable state or other securities laws, as then in effect, including a sale contemplated by any registration statement pursuant to which such securities are being offered, or pursuant to an exemption from the Securities Act, and (b) that stop-transfer instructions to that effect will be in effect with respect to such Warrant Shares.

2.       The Holder has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Warrant Shares.  The Holder further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the Warrant Shares and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to the Holder or to which the Holder had access.

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3.       The Holder understands that the purchase of the Warrant Shares involves substantial risk. The Holder represents and warrants to, and covenants and agrees with, the Company, that it (i) is an “accredited investor” within the meaning of Rule 501 of Regulation D promulgated pursuant to the Securities Act, (ii) by reason of its business and financial experience has such knowledge, sophistication and experience in making similar investments and in business and financial matters generally so as to be capable of evaluating the merits and risks of the prospective investment in the Warrant Shares, (iii) was advised by the Company to obtain United States counsel, either obtained United States counsel or had a full and fair opportunity and the means to obtain United States counsel, (iv) is able to bear the economic risk of such investment, would be able to afford a complete loss of such investment, and (v) was provided access to all information regarding the Company and its business as the Holder desired, and was offered the opportunity to ask questions of management of the Company and to receive any documents and information on the Company. The questionnaire concerning accredited investor status previously signed by the Holder was true when furnished to the Company, remains true on the date hereof, and is not misleading. The Holder has no reason to believe that any statements contained in such questionnaire will change in any material way at any point in the foreseeable future.

4.       The Holder understands that the Warrant Shares may be characterized as “restricted securities” under the Securities Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Warrant Shares may be resold (i) without registration under the Securities Act only in certain limited circumstances or (ii) if such resale is registered under the Securities Act. In this connection, the Holder represents that it is a sophisticated party knowledgeable with respect to the exemptions from registration under the Securities Act and applicable state securities laws (including, if available, the rules and regulations promulgated under the Securities Act by which securities may be sold without filing a registration statement, including but not limited to §§3-4 of the Securities Act, Regulation A, Regulation D, Rule 701, Regulation S, Rule 144, and Rule 144A).

5.       Exemptions. The Holder (i) acknowledges that after the Warrant Issuance Date and/or after issuance of the Warrant Shares, the Holder may be deemed an “affiliate” of the Company under the Securities Act, (ii) acknowledges understanding the additional restrictions under the Securities Act applicable to affiliates of the Company, and (iii) either (a) confirms having discussed such restrictions with United States securities counsel or (b) acknowledges that it both the means and a full and fair opportunity to obtain United States securities counsel and discuss such restrictions prior to exercising the relevant Warrant.

6.       The Holder is not aware any form of general solicitation or general advertising (within the meaning of Regulation D promulgated under the Securities Act) or directed selling efforts (as defined in Regulation S) relating to the Warrant Shares.

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7.       The Holder understands that any certificates or statements evidencing any Warrant Shares may bear a legend in substantially the following form: “These securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”). These securities may not be sold or offered for sale except pursuant to an effective registration statement under the Securities Act or pursuant to an exemption from registration thereunder, in each case in accordance with all applicable securities laws of the states or other jurisdictions, and in the case of a transaction exempt from registration, such securities may only be transferred if the Company and transfer agent for such securities has received documentation satisfactory to it that such transaction does not require registration under the Securities Act.”

8.       The Holder and its beneficial owners of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power (each, a “Covered Person”) is not subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3) under the Securities Act. The Holder has exercised reasonable care to determine whether any Covered Person is subject to a Disqualification Event. The purchase of the Warrant Shares by the Holder will not subject the Company to any Disqualification Event. There are no matters that would have triggered disqualification under Rule 506(d)(1) under the Securities Act but occurred before September 23, 2013.

9.       The Holder understands that the Warrant Shares are being offered and sold to it in reliance upon specific exemptions from the registration requirements of the Securities Act, the rules and regulations and state securities laws, and that the Company is relying upon the truth and accuracy of, and the Holder’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Holder set forth herein in order to determine the availability of such exemptions and the eligibility of the Holder to acquire the Warrant Shares.

The Holder has carefully read this letter and has discussed its requirements and other applicable limitations upon the Holder’s resale of the Warrant Shares with the Holder’s counsel.

By:
Name:
Title:

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